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                                                                    Exhibit 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. Section 1350, as adopted) (the Sarbanes-Oxley Act of 2002), Joseph D. Keegan, Ph.D., the Chief Executive Officer of Molecular Devices Corporation (the "Company"), and Timothy A. Harkness, the Chief Financial Officer of the Company, each hereby certifies that, to his knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2005, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 4, 2005

      /s/ Joseph D. Keegan, Ph.D.              /s/ Timothy A. Harkness
      -----------------------------------      -------------------------------
      Joseph D. Keegan, Ph.D.                  Timothy A. Harkness
      President and Chief Executive Officer    Senior Vice President and Chief
                                               Financial Officer

This Certification accompanies the Form 10-Q to which it relates pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.